Exhibit 10.65
Form of Designation of Beneficiary
STATE AUTO FINANCIAL CORPORATION
OUTSIDE DIRECTORS RESTRICTED SHARE UNIT PLAN
Designation of Beneficiary

Participant’s Name:	SSN:

Pursuant to the provisions of the State Auto Financial Corporation Outside Directors Restricted Share Unit Plan (the “Plan”) permitting designation of a beneficiary or beneficiaries by a participant, I hereby designate the following person or persons (which may be an entity(ies) or a trust) as primary and secondary beneficiaries of any benefits under the Plan payable by reason of my death:

Primary Beneficiary:

Name:

Relationship:

Address:

Social Security Number, if known:

Secondary Beneficiary:

Name:

Relationship:

Address:

Social Security Number, if known:

I RESERVE THE RIGHT TO REVOKE OR CHANGE ANY BENEFICIARY DESIGNATION. I HEREBY REVOKE ALL PRIOR DESIGNATIONS (IF ANY) OF BENEFICIARIES AND SECONDARY BENEFICIARIES.
The Company shall pay all sums payable under the Plan by reason of my death to the primary beneficiary, if he or she survives me, and if no primary beneficiary survives me, then to the secondary beneficiary. If no named beneficiary survives me, then the Company shall pay all amounts in accordance with the terms of the Plan. NOTE: Unless you provide otherwise in completing this designation, the Company shall pay all sums payable to more than one beneficiary equally to the living beneficiaries.

Date of this Designation	Signature of Participant